UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2011

ALBANY INTERNATIONAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-10026	14-0462060

(State or other jurisdiction	(Commission	(I.R.S Employer
of incorporation)	File Number)	Identification No.)

216 Airport Drive, Rochester, New Hampshire	03867

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (518) 445-2200

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

At the annual meeting of shareholders held May 27, 2011, there were five items subject to a vote of security holders: (1) the election of eight members of the Board of Directors of the Company; (2) the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent auditor; (3) the approval, by non-binding vote, of executive compensation; (4) the recommendation, by non-binding vote, of the frequency of future stockholder voting on executive compensation; and (5) the approval of the Company’s 2011 Incentive Compensation Plan.

1. In the vote for the election of eight members of the Board of Directors of the Company, the number of votes cast for, the number of votes withheld from, and broker non-votes as to each of the nominees were as follows:

	Number of Votes For		Number of Votes Withheld		Broker Non-Votes

Nominee	Class A	Class B	Class A	Class B	Class A	Class B

Joseph G. Morone	21,550,023	32,338,940	2,526,560	0	707,761	0
Christine L. Standish	18,350,012	32,338,940	10,826,670	0	707,761	0
Erland E. Kailbourne	20,447,032	32,338,940	3,628,693	0	707,761	0
John C. Standish	13,211,081	32,338,940	10,865,601	0	707,761	0
Juhani Pakkala	22,470,683	32,338,940	1,604,286	0	707,761	0
Paula H. J. Cholmondeley	23,815,149	32,338,940	259,475	0	707,761	0
John F. Cassidy, Jr.	20,884,613	32,338,940	3,190,343	0	707,761	0
Edgar G. Hotard	22,042,413	32,338,940	2,032,388	0	707,761	0

2. In the vote for the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent auditor, the number of votes cast for, the number of votes cast against, the number cast as abstentions, and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
55,168,454	1,953,126	2,143	-

3. In the vote to approve, by non-binding vote, executive compensation, the number of votes cast for, the number of votes cast against, the number cast as abstentions, and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
47,251,588	8,280,811	883,563	707,761

4. The results of the advisory vote on the frequency of future stockholder voting on executive compensation were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
52,809,066	22,037	2,701,646	883,253	707,761

     Taking into account the results of the foregoing advisory vote, the Board has determined, until further action by the Board, to hold an advisory vote on executive compensation every year. A stockholder vote on the frequency of such advisory votes is required to be held at least once every six years.

5. In the vote for the approval of the Company’s 2011 Incentive Compensation Plan, the number of votes cast for, the number of votes cast against, the number cast as abstentions, and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
44,999,038	10,606,996	809,928	707,761

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished herewith:

10(m)(ix) 2011 Incentive Plan

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

By: /s/ David M. Pawlick
Name: David M. Pawlick
Title: Vice President – Controller (Principal Accounting Officer)

Date: June 1, 2011

Index to Exhibits

Exhibit No.	Description

10(m)(ix)	2011 Incentive Plan